UACSC 98-A
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 5/31/98

PRINCIPAL BALANCE RECONCILIATION            D O L L A R S
                                              CLASS A-1         CLASS A-2       CLASS A-3       CLASS A-4             CLASS A-5
                                             ------------     -------------   -------------    -------------        -------------
Original Principal Balance                  28,825,000.00     74,725,000.00   45,200,000.00    51,000,000.00        29,188,158.83
Beginning Period Principal Balance          13,985,331.82     74,725,000.00   45,200,000.00    51,000,000.00        29,188,158.83
Principal Collections - Scheduled Payments   2,393,380.66              0.00            0.00             0.00                 0.00
Principal Collections - Payoffs              2,970,389.09              0.00            0.00             0.00                 0.00
Principal Withdrawal from Payahead               4,277.94              0.00            0.00             0.00                 0.00
Gross Principal Charge Offs                     78,290.43              0.00            0.00             0.00                 0.00
Repurchases                                          0.00              0.00            0.00             0.00                 0.00
                                             ------------     -------------   -------------    -------------        -------------
Ending Balance                               8,538,993.70     74,725,000.00   45,200,000.00    51,000,000.00        29,188,158.83
                                             ============     =============   =============    =============        =============


Certificate Factor                              0.2962357         1.0000000       1.0000000        1.0000000            1.0000000
Pass Through Rate                                  5.6111%           5.9200%         6.0500%           6.110%               6.230%


PRINCIPAL BALANCE RECONCILIATION                                  NUMBERS
                                                TOTAL CLASS A's
                                                 --------------   ------
Original Principal Balance                       228,938,158.83   15,924
Beginning Period Principal Balance               214,098,490.65   15,172
Principal Collections - Scheduled Payments         2,393,380.66
Principal Collections - Payoffs                    2,970,389.09      227
Principal Withdrawal from Payahead                     4,277.94
Gross Principal Charge Offs                           78,290.43        8
Repurchases                                                0.00        0
                                                 --------------   ------
Ending Balance                                   208,652,152.53   14,937
                                                 ==============   ======

Certificate Factor                                    0.9113909
Pass Through Rate                                        5.9886%

CASH FLOW RECONCILIATION

Principal Wired                                               5,378,513.17
Interest Wired                                                2,052,015.22
Withdrawal from Payahead Account                                  7,004.06
Repurchases (Principal and Interest)                                  0.00
Charge Off Recoveries                                             1,645.14
Interest Advances                                                31,208.80
Certificate Account Interest Earned                              23,045.20
Spread Account Withdrawal                                             0.00
Class A Policy Draw for Class I Interest                              0.00
Class A Policy Draw for
     Class A Principal or Interest                                    0.00
                                                              ------------

Total Cash Flow                                               7,493,431.59
                                                              ============


TRUSTEE DISTRIBUTION  (6/10/98)

Total Cash Flow                                               7,493,431.59
Unrecovered Advances on Defaulted Receivables                     1,190.90
Servicing Fee (Due and Unpaid)                                        0.00
Interest to Class A-1 Certificateholders                         67,574.05
Interest to Class A-2 Certificateholders                        368,643.33
Interest to Class A-3 Certificateholders                        227,883.33
Interest to Class A-4 Certificateholders                        259,675.00
Interest to Class A-5 Certificateholders                        151,535.19
Interest to Class I Certificateholders                          221,035.02
Principal to Class A-1 Certificateholders                     5,446,338.12
Principal to Class A-2 Certificateholders                             0.00
Principal to Class A-3 Certificateholders                             0.00
Principal to Class A-4 Certificateholders                             0.00
Principal to Class A-5 Certificateholders                             0.00
Insurance Premium                                                26,950.90
Interest Advance Recoveries from Payments                        12,064.09
Unreimbursed draws on Class A's Ploicy for
     Class I Interest                                                 0.00
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                   0.00
Deposit to Payahead                                              16,860.18
Certificate Account Interest to Servicer                         23,045.20
Payahead Account Interest to Servicer                               106.69
Excess                                                          670,529.59
                                                              ------------

Net Cash                                                             (0.00)
                                                              ============


Servicing Fee Retained from Interest Collections                178,415.41

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                              2,289,381.59
Beginning Balance                                             2,861,726.99
Trustee Distribution of Excess                                  670,529.59
Interest Earned                                                  12,392.29
Spread Account Draws                                                  0.00
Reimbursement for Prior Spread Account Draws                          0.00
Distribution of Funds to Servicer                              (682,921.88)
                                                              ------------
Ending Balance                                                2,861,726.99
                                                              ============

Required Balance                                              2,861,726.99



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                             14,880,980.32
Beginning Balance                                            11,054,674.90
Reduction Due to Spread Account                                       0.00
Reduction Due to Principal Reduction                           (354,011.98)
                                                             -------------
Ending Balance                                               10,700,662.92
                                                             =============

First Loss Protection Required Amount                        10,700,662.93
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                        18,428.92



POLICY  RECONCILIATION


Original Balance                                            228,938,158.83
Beginning Balance                                           212,751,622.25
Draws                                                                 0.00
Reimbursement of Prior Draws                                          0.00
                                                            --------------
Ending Balance                                              212,751,622.25
                                                            ==============

Adjusted Ending Balance Based
     Upon Required Balance                                  207,265,186.87
                                                            ==============
Required Balance                                            207,265,186.87


PAYAHEAD RECONCILIATION


Beginning Balance                                                27,323.73
Deposit                                                          16,860.18
Payahead Interest                                                   106.69
Withdrawal                                                        7,004.06
                                                            --------------
Ending Balance                                                   37,286.54
                                                            ==============

CURRENT DELINQUENCY
                                            GROSS
   # PAYMENTS DELINQUENT     NUMBER        BALANCE    PRINCIPAL    INTEREST
   ---------------------     ------        -------    ---------    --------
1 Payment                      141     1,662,154.00   23,041.76    19,648.57
2 Payments                      52       753,784.79   15,872.01    17,936.57
3 Payments                      31       473,479.38   13,880.06    17,882.35
                               ---     ------------   ---------    ---------
Total                          224     2,889,418.17   52,793.83    55,467.49
                               ===     ============   =========    =========

Percent Delinquent           1.500%           1.385%




DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                      END OF PERIOD      DELINQUENCY
   PERIOD             BALANCE         POOL BALANCE          RATE
   ------             -------         ------------          ----
Current            1,227,264.17       208,652,152.53       0.59%
1st Previous         653,693.16       214,098,490.65       0.31%
2nd Previous          46,890.34       220,375,062.69       0.02%


NET LOSS RATE

                                                                                    DEFAULTED
                                                 LIQUIDATION         AVERAGE         NET LOSS
   PERIOD                           BALANCE        PROCEEDS        POOL BALANCE    (ANNUALIZED)
Current                             78,290.43       1,645.14      211,375,321.59      0.44%
1st Previous                        20,779.26      (2,555.60)     217,236,776.67      0.13%
2nd Previous                         3,140.81        (265.16)     224,656,610.76      0.02%

Gross Cumulative Charge Offs       102,210.50                Net Cumulative Loss Percentage
Gross Liquidation Proceeds          (1,175.62)                                        0.05%
Number of Repossessions                    20
Number of Inventoried Autos EOM             6

EXCESS YIELD TRIGGER
                                                               EXCESS YIELD
                  EXCESS                  END OF PERIOD         PERCENTAGE
   PERIOD          YIELD                   POOL BALANCE        (ANNUALIZED)
Current          700,751.45              208,652,152.53            4.03%
1st Previous     894,068.47              214,098,490.65            5.01%
2nd Previous     320,227.29              220,375,062.69            1.74%
3rd Previous
4th Previous
5th Previous

                                CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------
Six Month Average Excess Yield     N/A            1.50%           N/A

Trigger Hit in Current or any Previous Month                       NO


DATE: 6/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT